UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation for Named Executive Officers

On March 5, 2020, the Board of Directors of Revolve Group, Inc. (the “Company”) approved 2019 year-end bonuses and established 2020 base salaries and annual target bonus amounts for the Company’s named executive officers as follows, with the 2020 base salaries effective as of March 1, 2020:

	2019 Bonus	2020 Base Salary	2020 Annual Target Bonus
Michael Mente, Co-Chief Executive Officer	$ —	$ 450,000	$ —
Mike Karanikolas, Co-Chief Executive Officer	—	450,000	—
David Pujades, Chief Operating Officer	142,000	467,460	186,984
Jesse Timmermans, Chief Financial Officer	200,500	385,000	100,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVOLVE GROUP, INC.

Date: March 11, 2020	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer

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